Clarke American Corp. Announces Private Offering of Senior Notes

SAN ANTONIO, TX – April 12, 2007- Clarke American Corp. (“Clarke American”) today announced that it intends to commence a private placement offering to eligible purchasers of an aggregate of $615.0 million of senior floating rate notes due 2015 and senior fixed rate notes due 2015.  The offering of the notes is part of the financing for, and is conditioned upon the completion of, the proposed acquisition of John H. Harland Company by M & F Worldwide Corp., Clarke American’s parent company.  The resale of the notes in connection with the private placement offering, which is subject to market and other conditions, will be made within the United States only to qualified institutional buyers and outside the United States only to non-U.S. investors under Regulation S of the Securities Act of 1933, as amended.

The notes being offered have not been registered under the Securities Act of 1933 or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state laws. This announcement shall not constitute an offer to sell or a solicitation of an offer to buy the notes.

About Clarke American

Clarke American is a leading provider of checks and related products, direct marketing and contact center services to financial and commercial institutions as well as individual consumers and small businesses. Clarke American serves financial institutions through the Clarke American and Alcott Routon brands and serves consumers and businesses directly through the Checks In The Mail and B2Direct brands. Clarke American is a wholly owned subsidiary of M & F Worldwide Corp., a holding company that, in addition to Clarke American, wholly owns Mafco Worldwide Corporation, which is the world’s largest producer of licorice extracts and related products.

Safe Harbor Statement

This press release contains forward looking statements that reflect management’s current assumptions and estimates of future performance and economic conditions, which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of risks and uncertainties, many of which are beyond Clarke American’s control. All statements other than statements of historical facts included in this press release, including those regarding Clarke American’s strategy, future operations, financial position, estimated revenues, projected costs, projections, prospects, plans and objectives of management, are forward-looking statements. When used in this press release, the words “intends,” “proposed” or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. All forward-looking statements speak only as of the date of this press release. Although Clarke American believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this press release are reasonable, such plans, intentions or expectations may not be achieved. The factors which may cause Clarke

American’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements contained in this press release include: 1) Clarke American’s substantial indebtedness; 2) covenant restrictions under Clarke American’s indebtedness that may limit its ability to operate its business and react to market changes; 3) the maturity of the principal industry in which Clarke American operates and trends in the paper check industry, including a faster than anticipated decline in check usage due to increasing use of alternative payment methods and other factors; 4) consolidation among financial institutions; 5) higher than anticipated stand-alone costs of Clarke American; 6) adverse changes among the large financial institution clients on which Clarke American depends, resulting in decreased revenues; 7) intense competition in all areas of Clarke American’s business; 8) interruptions or adverse changes in Clarke American’s supplier relationships, technological capacity, intellectual property matters and applicable laws; and 9) the inability to consummate the merger and/or integration (including realization of anticipated synergies) of Harland, and the related financing, at all or in the manner anticipated by Clarke American and M & F Worldwide Corp.  Clarke American assumes no responsibility to update the forward-looking statements contained in this press release.

You should read carefully the factors described in Item 1A of the Company’s Annual Report on Form 10-K filed with the SEC on March 9, 2007 for a description of other risks that could, among other things, cause actual results to differ from these forward looking statements.

---------------------

For information about this press release contact:
Media:
LaRhesa Pollock
210-690-6498
lpollock@clarkeamerican.com

Investor Relations:
Ben Cosby
210-694-1189
bcosby@clarkeamerican.com

.